                                                                    EXHIBIT 10.2
                                     FIRST AMENDMENT TO POWER PURCHASE AGREEMENT



                             FIRST AMENDMENT TO THE

                            POWER PURCHASE AGREEMENT

                                     BETWEEN

                         COMMONWEALTH ENERGY CORPORATION

                                       AND

                         CALPINE POWER SERVICES COMPANY

                                    FOR POWER

                             FROM THE GEYSERS UNITS

                                5/07/99 - 6/30/02

The above referenced Power Purchase Agreement (PPA) is hereby amended with respect to the following Sections (as to quantity of power sold, price charged for power sold and the amount of the Letter of Credit, all for the period of the PPA in 1999) which replace in entirety the corresponding provisions in the original Power Purchase Agreement:


      4. QUANTITY OF POWER. Unless otherwise agreed by the parties from time to time in writing, during each hour of each day during the term hereof, Calpine shall deliver and Commonwealth shall purchase the following amounts of electric energy:


     From May 7, 1999 to December 31, 1999             * mwh
     From January 1, 2000 to December 31, 2000         * mwh
     From January 1, 2001 to December 31, 2001         * mwh
     From January 1, 2002 to June 30, 2002             * mwh


      [CONFIDENTIAL TREATMENT REQUESTED]*


      The parties further agree to implement such procedures whereby from time to time at the election of Commonwealth, in its sole discretion, Commonwealth may request delivery of electric energy in amounts greater than the foregoing, and Calpine, in its sole discretion, may agree to deliver such greater amounts.


      5. PRICE CHARGED FOR POWER. Commonwealth shall pay Calpine the following amounts for the electric energy delivered hereunder:


     From May 7, 1999 to December 31, 1999             $* per mwh
     From January 1, 2000 to December 31, 2000         $* per mwh
     From January 1, 2001 to December 31, 2001         $* per mwh
     From January 1, 2002 to June 30, 2002             $* per mwh


      [CONFIDENTIAL TREATMENT REQUESTED]*


-----------

* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 406.

      IN WITNESS WHEREOF, the parties have caused this amendment to the original Power Purchase Agreement to be executed on the date set forth under their respective signatures.


                                          COMMONWEALTH ENERGY

                                          CORPORATION

Date:     4-29-99                         By:  /s/ Frederick M. Bloom
                                               ------------------------------
                                               Frederick M. Bloom

                                          Title:  Chief Executive Officer


                                          CALPINE POWER SERVICES


Date:                                     By:  /s/ Peter Cartwright
                                               ------------------------------
                                               Peter Cartwright

                                          Title:  President



                                  SCHEDULE IV
                 LETTER OF CREDIT AMOUNTS DURING AGREEMENT TERM
                 Required for the Commonwealth Geysers Contract



--------------------------------------------------------------------------------------------------
Date in force            4/30/99              12/15/99             12/15/00          12/15/01
--------------------------------------------------------------------------------------------------
Time Period Covered      5/7/99-12/31/99       1/01/00-             1/01/01-       1/01/02-6/30/02
                                              12/31/00             12/31/01
--------------------------------------------------------------------------------------------------

# of Days in Period                  238            366                365                  181
--------------------------------------------------------------------------------------------------
MW sold                                     [CONFIDENTIAL TREATMENT REQUESTED]*
--------------------------------------------------------------------------------------------------
Price                                       [CONFIDENTIAL TREATMENT REQUESTED]*
--------------------------------------------------------------------------------------------------
# of Days for                          60             60                 60                  60
LC
--------------------------------------------------------------------------------------------------

Amount of                                   [CONFIDENTIAL TREATMENT REQUESTED]*
LC



Notes:

1.) The initial letter of credit must be in place 5 working days before the commencement of power delivery.

2.) For each subsequent delivery period, the additional letters of credit amount must be in place 15 calendar days in advance of the delivery period (each December 15th).




All other sections of the original executed agreement shall remain unchanged and in full force.



________

* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 406.